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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 33-54047


                 SUPPLEMENT TO THE PROSPECTUS OF
                   MORGAN STANLEY DEAN WITTER
               SELECT DIMENSIONS INVESTMENT SERIES

                       Dated August 9, 1999

     The sentences pertaining to the Global Equity Portfolio and the Emerging Markets Portfolio of the Fund in the section of the prospectus entitled "Portfolio Management" are hereby replaced by the following:

     Global Equity Portfolio -- Mark Bavoso, a Senior Vice President of the Investment Manager, is the primary portfolio manager of the Portfolio and co-management is provided by David Dineen, a Vice President of the Investment Manager and a member of the Growth Group. Both Mr. Bavoso and Mr. Dineen have been portfolio managers with the Investment Manager for over five years.

     Emerging Markets Portfolio -- Saker Nusseibeh, Managing Director of European and International Equities of TCW London International, Limited and Michael P. Reilly, Managing Director of TCW Fund Management Inc. are the primary portfolio managers of the Portfolio. Mr. Nusseibeh has been a primary portfolio manager since October 1999; prior to this, since 1996, he has served in various portfolio management positions with TCW London International, Limited and prior to 1996, he served as Director of the international division of Mercury Asset Management. Mr. Reilly has been a primary portfolio manager since December 1994 and has been a portfolio manager with affiliates of TCW Group for over five years.

October 20, 1999